SUMMARY PROSPECTUS
April 30, 2019 (As Amended May 22, 2019)
MFS® Global Governments Portfolio

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund, including the fund’s reports to shareholders and statement of additional information, online at insurancefunds.mfs.com.  You can also get this information at no cost by calling 1-800-225-2606 or by sending an e-mail request to orderliterature@mfs.com.  The fund’s prospectus and statement of additional information, both dated April 30, 2019, as may be amended or supplemented from time to time, are incorporated by reference into this summary prospectus.

CLASS	TICKER SYMBOL
Initial Class	N/A
Service Class	N/A

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, the insurance company that offers your contract may determine that it will no longer send you paper copies of the fund's annual and semiannual shareholder reports unless you specifically request paper copies from the insurance company or from your financial intermediary.  Instead, the shareholder reports will be made available on a Web site (insurancefunds.mfs.com or other Web site of which you will be notified), and the insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report.  Instructions for requesting paper copies will be provided by your insurance company or financial intermediary.
If you already elected to receive shareholder reports by email, you will not be affected by this change and you need not take any action.  If your insurance company or financial intermediary offers electronic delivery, you may elect to receive shareholder reports and other communications from the insurance company or financial intermediary by email by following the instructions provided by the insurance company or financial intermediary.
Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge from the insurance company or financial intermediary.  You can inform the insurance company or financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your insurance company or financial intermediary.  Your election to receive reports in paper will apply to all funds held in your account with your insurance company or financial intermediary.
Summary of Key Information
Investment Objective
The fund’s investment objective is to seek total return with an emphasis on current income, but also considering capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay when you hold shares of the fund.  If the fees and expenses imposed by the insurance company that issued your variable contracts or other eligible investor through which the fund is offered were included, your expenses would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	Initial Class	Service Class
Management Fee	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.12%	0.12%
Total Annual Fund Operating Expenses	0.87%	1.12%

WGS-SUM-052219       Page 1 of 4

MFS Global Governments Portfolio

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. If the fees and expenses imposed by the insurance company that issued your variable contracts or other eligible investor through which an investment in the fund is made were included, your expenses would be higher.
The example assumes that: you invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods; your investment has a 5% return each year; and the fund’s operating expenses remain the same.
Although your actual costs will likely be higher or lower, under these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Initial Class Shares	$89	$278	$482	$1,073
Service Class Shares	$114	$356	$617	$1,363

Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in “Annual Fund Operating Expenses” or in the “Example,” affect the fund’s performance.  During the most recent fiscal year, the fund’s portfolio turnover rate was 79% of the average value of its portfolio.
Principal Investment Strategies
MFS (Massachusetts Financial Services Company, the fund’s investment adviser) normally invests at least 80% of the fund’s net assets in U.S. and foreign government securities.
MFS normally invests the fund’s assets primarily in debt instruments of the U.S. Government and of foreign governments in developed countries.
MFS normally invests the fund's assets across different countries and regions, but MFS may invest more than 25% of the fund’s assets in one country or a limited number of countries. MFS generally invests the fund's assets in at least three different countries and invests a percentage of the fund's net assets in securities of foreign issuers equal to at least the lesser of 40% or the percentage of foreign issuers in the JPMorgan Global Government Bond Index (Unhedged) (the Index) less 15%.
MFS generally invests substantially all of the fund’s assets in investment grade quality debt instruments.
The fund is a non-diversified fund. This means that MFS may invest a significant percentage of the fund’s assets in a single issuer or a small number of issuers.
While MFS may use derivatives for any investment purpose, to the extent MFS uses derivatives, MFS expects to use derivatives primarily to increase or decrease exposure to a particular market, segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives include futures, forward contracts, options, swaps, and certain complex structured securities.
MFS allocates the fund's assets across countries primarily based on fundamental economic and financial analysis of the creditworthiness of each country and the relative values of countries' external debt, currencies, and local market debt.  In selecting investments, MFS may consider economic and financial fundamentals, liquidity, duration, yield curve positioning, relative value, and other factors.  Quantitative tools that systematically evaluate these and other factors may also be considered.
For purposes of the fund's 80% policy, net assets include the amount of any borrowings for investment purposes.
Principal Risks
As with any mutual fund, the fund may not achieve its objective and/or you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
The principal risks of investing in the fund are:
Debt Market Risk:  Debt markets can be volatile and can decline significantly in response to, or investor perceptions of, issuer, market, economic, industry, political, regulatory, geopolitical, and other conditions.  These conditions can affect a single instrument, issuer, or borrower, a particular type of instrument, issuer, or borrower, a segment of the debt markets or the debt markets generally. Certain events can have a dramatic adverse effect on debt markets and may lead to periods of high volatility and reduced liquidity in a debt market or segment of a debt market.
Interest Rate Risk:  In general, the price of a debt instrument falls when interest rates rise and rises when interest rates fall. Interest rate risk is generally greater for instruments with longer maturities, or that do not pay current interest.
Credit Risk: The price of a debt instrument depends, in part, on the credit quality of the issuer, borrower, counterparty, or other entity responsible for payment, or underlying collateral or assets and the terms of the instrument. The price of a debt instrument can decline in response to changes in, or perceptions of, the financial condition of the issuer, borrower, counterparty, or other entity, or underlying collateral or assets, or changes in, or perceptions of, specific or general market, economic, industry, political, regulatory, geopolitical, and other conditions.
Government securities not supported as to the payment of principal or interest by the full faith and credit of the government are subject to greater credit risk than are government securities supported by the full faith and credit of the government.
Foreign Risk: Investments in securities of foreign governments and exposure to foreign markets through issuers or currencies can involve additional risks relating to market, economic, industry, political, regulatory, geopolitical, and other conditions. These factors can make foreign investments, especially those in emerging and frontier markets, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market.
Currency Risk: The value of foreign currencies relative to the U.S. dollar fluctuates in response to market, economic, industry, political, regulatory, geopolitical, and other conditions, and changes in currency exchange rates impact the financial condition of companies or other issuers and may change the value in U.S. dollars of investments denominated in foreign currencies.
Focus Risk:  Issuers in a single country or region can react similarly to market, currency, political, economic, regulatory, geopolitical, and other conditions, and the fund's performance will be affected by the conditions in the countries and regions to which the fund is exposed.
Non-Diversification Risk:  Because MFS may invest a significant percentage of the fund’s assets in a single issuer or small number of issuers, the fund’s performance could be closely tied to the value of that one issuer or issuers, and could be more volatile than the performance of diversified funds.

MFS Global Governments Portfolio

Prepayment/Extension Risk:  Instruments subject to prepayment and/or extension can reduce the potential for gain for the instrument’s holders if the instrument is prepaid and increase the potential for loss if the maturity of the instrument is extended.
Inflation-Adjusted Debt Instruments Risk:  Interest payments on inflation-adjusted debt instruments can be unpredictable and vary based on the level of inflation. If inflation is negative, principal and income can both decline.
Derivatives Risk:  Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicator(s) on which the derivative is based. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost.  Derivatives can involve leverage.
Leveraging Risk:  Leverage involves investment exposure in an amount exceeding the initial investment. Leverage can cause increased volatility by magnifying gains or losses.
Counterparty and Third Party Risk:  Transactions involving a counterparty or third party other than the issuer of the instrument are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability or willingness to perform in accordance with the terms of the transaction.
Liquidity Risk:  It may be difficult to value, and it may not be possible to sell, certain investments, types of investments, and/or investments in certain segments of the market, and the fund may have to sell certain of these investments at prices or times that are not advantageous in order to meet redemptions or other cash needs.
Investment Selection Risk: MFS' investment analysis and its selection of investments may not produce the intended results and/or can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests.
Performance Information
The bar chart and performance table below are intended to provide some indication of the risks of investing in the fund by showing changes in the fund’s performance over time and how the fund's performance over time compares with that of a broad measure of market performance.
The fund’s past performance does not necessarily indicate how the fund will perform in the future. Updated performance is available at mfs.com or by calling 1-877-411-3325. If the fees and expenses imposed by the insurance company that issued your variable contracts or other eligible investor through which an investment in the fund is made were included, they would reduce the returns shown.
Initial Class Bar Chart.

The total return for the three-month period ended March 31, 2019, was 1.74%. During the period(s) shown in the bar chart, the highest quarterly return was 7.44% (for the calendar quarter ended September 30, 2010) and the lowest quarterly return was (8.61)% (for the calendar quarter ended December 31, 2016).
Performance Table.
Average Annual Total Returns
(For the Periods Ended December 31, 2018)
	1 YEAR	5 YEARS	10 YEARS
Initial Class Shares	(1.11)%	0.59%	1.26%
Service Class Shares	(1.32)%	0.34%	1.01%
Index Comparison (Reflects no deduction for fees, expenses, or taxes)
JPMorgan Global Government Bond Index (Unhedged)	(0.66)%	1.11%	1.74%

Investment Adviser
MFS serves as the investment adviser for the fund.
Portfolio Manager(s)

Portfolio Manager	Since	Title
Matt Ryan	2002	Investment Officer of MFS
Erik Weisman	2004	Investment Officer of MFS

Effective September 1, 2019, the above table is restated as follows:

Portfolio Manager	Since	Title
Robert Spector	September 2019	Investment Officer of MFS
Erik Weisman	2004	Investment Officer of MFS

Purchase and Sale of Fund Shares
You should consult with the insurance company that issued your variable contract, or other eligible investor through which your investment in the fund is made, for minimum investment requirements and redemption procedures.

MFS Global Governments Portfolio

Taxes
You should consult with the insurance company that issued your variable contract, or other eligible investor through which your investment in the fund is made, to understand the tax treatment of your investment.
Payments to Financial Intermediaries
The fund, MFS, and/or its affiliates may make payments to insurance companies, other financial intermediaries, and all of their affiliates, for distribution and/or other services. These payments may create a conflict of interest for the insurance company or other financial intermediary to include the fund as an investment option in its product or to recommend the fund over another investment option. Ask your financial intermediary or insurance company, or visit your financial intermediary's or insurance company's Web site, for more information.